Unaudited Earnings Per Share Pro Forma for Dividend	12 Months Ended
Dec. 29, 2016
Unaudited Earnings Per Share Pro Forma for Dividend
Unaudited Earnings Per Share Pro Forma for Dividend

10. Unaudited Earnings Per Share Pro Forma for Dividend

              On February 10, 2017 the Company filed a registration statement with the Securities and Exchange Commission ("SEC") in anticipation of the initial public offering of its common stock.

              Under certain SEC interpretations, dividends declared in the year preceding an initial public offering are deemed to be in contemplation of the offering with the intention of repayment out of offering proceeds to the extent that the dividends exceeded earnings during such period. As such, the earnings per share pro forma for dividend for fiscal 2016 gives effect to the pro forma adjustment discussed, as well as the number of shares that would be required to generate proceeds necessary to pay the amount of the Special Dividend and Option Payments paid in September 2016 in excess of fiscal 2016 earnings, up to the amount of shares assumed to be issued in the offering. The following table sets forth the computation of pro forma basic and diluted earnings per share pro forma for dividend for fiscal 2016 based on an offering price of $21.00 per share:

Year Ended December 29, 2016
Net income (in thousands except share and per share amounts)	$43,039
Amount of dividends	$225,000

Excess of dividends over net income	$(181,961)
Number of shares required to be issued at $21.00 per share to pay excess of dividends over net income	8,664,810
Basic weighted average shares outstanding	83,432,157
Pro forma basic weighted average shares outstanding	92,096,967
Pro forma basic earnings per share	$0.47

Dilutive weighted average shares outstanding	88,430,987
Pro forma dilutive weighted average shares outstanding	97,095,797

Pro forma dilutive earnings per share	$0.44